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                                                                  EXHIBIT 23.1


                           MILLER, ELLIN & COMPANY
                         CERTIFIED PUBLIC ACCOUNTANTS
                             INTERNATIONAL PLAZA
               750 LEXINGTON AVENUE, NEW YORK, N.Y. 10022-1200




                                    ------
                                (212) 750-9100
                                    ------

                             FAX: (212) 750-2727





                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the inclusion in the Prospectus constituting part of this Registration Statement on Amendment No. 1 to Form SB-2 of Tellurian, Inc. of our report dated March 29, 1996, except Note 1 which is July 2, 1996 and Note 10 which is dated August 2, 1996, relating to the financial statements of the Company for the years ended December 31, 1995 and 1994.

   We also consent to the reference to us under the heading "Experts".








                                               MILLER, ELLIN & COMPANY
                                            CERTIFIED PUBLIC ACCOUNTANTS
October 1, 1996